UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

VYANT BIO, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Campus

2370 State Route 70, Suite 310

Cherry Hill, NJ 08002

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 479-1357

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VYNT	The Nasdaq Capital Market

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2022, vivoPharm Pty, Ltd. (“vivoPharm”), a wholly owned subsidiary of Vyant Bio, Inc. (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Sabine Brandt as trustee for the Brandt Family Trust (“Buyer”), pursuant to which vivoPharm sold the entirety of the Company’s remaining vivoPharm business for early discovery services, represented by 100% of the outstanding shares of (i) of RDDT a vivoPharm Company Pty Ltd; and (ii) vivoPharm Europe Ltd, to Buyer in exchange for a nominal cash amount, subject to adjustments for closing cash and accounts payable, on and subject to the terms and conditions set forth therein (the “Transaction”). The Transaction results in the Company delivering target closing cash as part of the sold entities of approximately $827,000 and the assumption by Buyer of liabilities of the sold entities aggregating approximately $2.2 million. The Transaction was consummated effective December 31, 2022. The Agreement contains customary representations, warranties, covenants and indemnification provisions.

The above summary is not a complete description of the Agreement, and is qualified in its entirety by reference to the complete text of the document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company required to be filed in connection with the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated December 30, 2022, by and between vivoPharm Pty, Ltd. and Sabine Brandt as trustee for the Brandt Family Trust
99.1	Unaudited Pro Forma Financial Information of Vyant Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* We have omitted certain schedules and exhibits to this agreement in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYANT BIO, INC.

Date:	January 5, 2023	By:	/s/ John A. Roberts
		Name:	John A. Roberts
		Title:	President and Chief Executive Officer